Acquisition of a subsidiary - Summary of recognized amounts of assets acquired and liabilities assumed at the date of acquisition - Europa (Details) - Europa Partners Holdings Limited $ in Thousands	Aug. 09, 2024 USD ($)
Disclosure of detailed information about business combination [line items]
Property, plant and equipment and intangible assets	$ 3,140
Other non-current assets	169
Inventories	5,498
Trade receivables (including loss allowance $80)	619
Deposits, prepayments and other receivables	566
Cash and cash equivalents	163
Trade payables	(6,677)
Accrued expenses	(257)
Lease liabilities	(2,906)
Total identifiable net assets acquired at fair value	315
Allowance for impairment
Disclosure of detailed information about business combination [line items]
Allowance account for credit losses of financial assets	$ 80